EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Workstream Inc. (the “Company”) for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John Long, Chief Executive Officer and Acting Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2011	By:	/s/ John Long
John Long
Chief Executive Officer
(Principal Executive Officer)

Dated: April 29, 2011	By:	/s/ John Long
John Long
Acting Chief Financial Officer
(Principal Financial Officer)

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